Exhibit 99.2

Income Statement Data

                                                         Dollar Amounts in Thousands
1.   Interest Income:
     a.  Interest and fee income on loans:
         (1) Loans secured by real estate.....................................        $                332
         (2) Commercial and industrial loans..................................                       1,095
         (3) Loans to individuals for household, family, and other personal expenditures:
              (a) Credit Cards................................................                           -
              (b) Other (includes single payment, installment, all student loans,
                  and revolving credit plans other than credit cards..........                          64
         (4) Loans to foreign governments and official institutions...........                           -
         (5) All other loans (1)..............................................                           -
         (6) Total interest and fee income on loans (sum of items 1.a.(1)
             through 1.a.(5)).................................................                       1,491

     b.  Income from lease financing receivables..............................                           -
     c.  Interest income on balances due from depository institutions(2)......                           2
     d.  Interest and dividend income n securities:
         (1) U.S. Treasury securities and U.S. Government agency obligations
             (excluding mortgage-backed securities)...........................                         231
         (2) Mortgage-backed securities.......................................                           -
         (3) All other securities (includes securities issued by states and
             political subdivisions in the U.S.)..............................                           -
     e.  Interest income from trading assets..................................                           -
     f.  Interest income on federal funds sold and securities purchased under
         agreements to resell.................................................                          94
     g.  Other interest income................................................                           3
     h.  Total interest income (sum of items 1.a.(6) through 1.g).............                       1,821

___________
(1) Includes interest and fee income of "Loans to depository institutions and acceptance of other banks." "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S., and "Other loans."
(2) Includes interest income on time certificates of deposit not held for trading.


Income Statement Data-Continued

                                                                                               Year-to-date
                                                         Dollar Amounts in Thousands
2.   Interest expenses:
     a.   Interest on deposits:.
         (1) Transaction accounts.............................................        $                 26
         (2) Nontransaction accounts:
              (a) Savings deposits (includes MMDAs)...........................                          60
              (b) Time deposits of $100,000 or more...........................                          13
              (c) Time deposits of less than $100,000.........................                         172
     b.  Expense of federal funds purchased and securities sold under agreements
         to repurchase........................................................                           -
     c.  Interest on trading liabilities and other borrowed money.............                          21
     d.  Interest on subordinated notes and debentures........................                           -
     e.  Total interest expense (sum of items 2.a through 2.d)................                         292
3.   Net interest income (item 1.h minus 2.e).................................                       1,529
4.   Provision for loan and lease losses......................................                           -
5.   Noninterest income:
     a.  Income from fiduciary activates......................................                           -
     b.  Service charges on deposit accounts..................................                         224
     c.  Trading revenue......................................................                           -
     d.  Investment banking, advisory, brokerage, and underwriting fees and
         commissions..........................................................                           -
     e.  Venture and capital revenue..........................................                           -
     f.  Net servicing fees...................................................                           -
     g.  Net securitization income............................................                           -
     h.  (1) Underwriting income from insurance and reinsurance activities....                           -
         (2) Income from other insurance activities...........................                           -
     i.  Net gains (losses) on sales of loans an leases.......................                           -
     j.  Net gains (losses) on sales of other real estate owned...............                           5
     k.  Net gains (losses) on sales of other assets (excluding securities)...                           -
     l.  Other noninterest income.............................................                          64
     m.  Total noninterest income(sum of items 5.a through 5.l)...............                         293
6.   a.  Realized gains (losses) on held-to-maturity securities...............                           -
     b.  Realized gains (losses) on available-for-sales securities............                           7
7.   Noninterest expense:
     a.  Salaries and employee benefits.......................................                         756
     b.  Expenses of premises and fixed assets (net of rental income).........                         256
     c.  (1) Goodwill impairment losses.......................................                           -
         (2) Amortization expense and impairment of losses for other intangible                          -
             assets...........................................................
     d.  Total noninterest expense (sum of items 7.a through 7.d).............                       1,932
8.   Income (loss) before income taxes and extraordinary items, and other
     adjustments (item 3 plus or minus items 4, 5.m., 6.a, 6.b, and 7.e)......                        (103)
9.   Applicable income taxes (on item 8)......................................                           -
10.  Income (loss) before extraordinary items and other adjustments (item 8
     minus item 9)............................................................                        (103)
11.  Extraordinary items and other adjustments, net of income taxes...........                           -
12.  Net income (loss) (sum of items 10 and 11)...............................                        (103)


Balance Sheet Data


                                                         Dollar Amounts in Thousands
ASSETS
1.   Cash and balances due from depository institutions:
     a.  Noninterest-bearing balances and currency and coin (1)...............        $              3,647
     b.  Interest-bearing balances (2)........................................                         100
2.   Securities:
     a.  Held-to-maturity securities..........................................                           -
     b.  Available-for-sale securities........................................                      18,067
3.   Federal funds sold and securities purchased under agreements to resell:
     a.  Federal funds sold...................................................                       7,737
     b.  Securities purchased under agreements to resell (3)..................                           -
4.   Loans and lease financing receivables:
     a.  Loans and leases held for sale.......................................                           -
     b.  Loans and leases, net of unearned income.............................                      39,146
     c.  LESS: Allowance for loan and lease losses............................                       1,430
     d.  Loans and leases, net of unearned income and allowance
         (item 4.b minus 4.c).................................................                      37,716
5.   Trading assets...........................................................                           -
6.   Premises and fixed assets (including capitalized lease)..................                       1,603
7.   Other real estate owned..................................................                         342
8.   Investments in unconsolidated subsidiaries and associated companies......                           -
9.   Customers' liability to this bank on acceptances outstanding.............                           -
10.  Intangible assets:
     a.  Goodwill.............................................................                           -
     b.  Other intangible assets..............................................                           -
11.  Other assets.............................................................                         683
12.  Total assets (sum of items 1 through 11).................................                      69,895

____________________
(1)  Includes cash items in process of collection and unposted debts.
(2)  Includes time certificates of deposit not held for trading.
(3)  Includes all securities resale agreements, regardless of maturity.


Balance Sheet Data-Continued

                                                         Dollar Amounts in Thousands
LIABILITIES
13.  Deposits:
     a.  In domestic offices:
         (1) Noninterest-bearing (1)..........................................        $             17,667
         (2) Interest-bearing.................................................                      49,139
     b.  Not applicable.......................................................                         100
14.  Federal funds purchased and securities sold under agreements to repurchase:
     a.  Federal funds purchased..............................................                           -
     b.  Securities sold under agreements to repurchase.......................                           -
15.  Trading liabilities.....................................................:                           -
16.  Other borrowed money (includes mortgage indebtedness and obligations under
     capitalized leases)......................................................                         403
17.  Not applicable...........................................................
18.  Bank's liability o acceptances executed and outstanding..................                           -
19.  Subordinated notes and debentures........................................                           -
20.  Other liabilities........................................................                         904
21.  Total liabilities (sum of items 13 through 20)...........................                      68,113
22.  Minority interest in consolidated subsidiaries...........................                           -
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus............................                         342
24.  Common stock.............................................................                           -
25.  Surplus (exclude all surplus related to preferred stock).................                           -
26.  a.  Retained earnings....................................................
     b.  Accumulated other comprehensive income...............................                           -
27.  Other equity capital components..........................................                           -
28.  Total equity capital (sum of items 23 through 27)........................                         683
29.  Total liabilities, minority interest, and equity capital (sum of items 21,
     22, and 28)..............................................................                      69,895

________________________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.


Changes in Equity Capital


                                                         Dollar Amounts in Thousands

1.   Total equity capital most recently reported for the December 31, 2004,
     Reports of Condition.and Income..........................................        $              1,905
2.   Restatements due to corrections of material accounting errors and
     changes in accounting principles*........................................                           -
3.   Balance end of previous calendar year as restated (sum of items 1 and 2).                       1,905
4.   Net income (loss)........................................................                        (103)
5.   Sale, conversion, acquisition, or retirement of capital stock, net
     (excluding  treasury stock transactions).................................
6.   Treasury stock transactions, net.........................................                           -
7.   Changes incident to business combinations, net...........................                           -
8.   LESS: Cash dividends declared on preferred stock.........................                           -
9.   LESS: Cash dividends declared on common stock............................                           -
10.  Other comprehensive income...............................................                         (20)
11.  Other transactions with parent holding company* (not included in items 5,
     6, 8, or 9 above.........................................................                           -
12.  Total equity capital end of current period (sum of items 3 through 11)...                       1,782

_________________
(1)  Includes   changes   in  net   unrealized   holding   gains   (losses)   on
     available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and changes on minimum pension liability adjustments.